FAIRHOLME FUNDS, INC.

The Fairholme Fund

The Fairholme Focused Income Fund

The Fairholme Allocation Fund

(each, a “Fund”)

Supplement dated December 14, 2017 to the Prospectus of The Fairholme Fund dated March 30, 2017, as amended, the Prospectus of The Fairholme Focused Income Fund dated March 30, 2017, as amended, and the Prospectus of The Fairholme Allocation Fund dated March 30, 2017, as amended (the “Prospectus”), the Summary Prospectus of The Fairholme Fund dated March 30, 2017, as amended, the Summary Prospectus of The Fairholme Focused Income Fund dated March 30, 2017, as amended, and the Summary Prospectus of The Fairholme Allocation Fund dated March 30, 2017, as amended (each, a “Summary Prospectus”).

The following sentence is added as a footnote to the caption “Total Annual Fund Operating Expenses” in the Annual Fund Operating Expenses table appearing under the section “Fees and Expenses of the Fund” in the summary section of the Prospectus and in the Summary Prospectus of each Fund:

“Effective January 1, 2018, the Manager (defined below) has agreed to waive, on a voluntary basis, all or a portion of the management fee of [The Fairholme Fund/The Income Fund/The Allocation Fund] to the extent necessary to limit the management fee paid to the Manager by [The Fairholme Fund/The Income Fund/The Allocation Fund] to an annual rate of 0.80% of the daily average net asset value of the [The Fairholme Fund/The Income Fund/The Allocation Fund] (“Undertaking”). This Undertaking may be terminated by the Manager upon 60 days’ written notice to the [The Fairholme Fund/The Income Fund/The Allocation Fund].”

The first paragraph under the section “INVESTMENT MANAGEMENT – The Funds’ Portfolio Manager” in the Prospectus is deleted in its entirety and replaced with the following paragraph:

Bruce R. Berkowitz is responsible for the day-to-day management of each Fund’s portfolio. Mr. Berkowitz is the President and a Director of the Company. Mr. Berkowitz has been Chief Investment Officer of the Manager since its inception in 1997. Mr. Berkowitz also serves as a Director and Chairman of the Board of Directors of a pooled investment vehicle for which the Manager serves as the investment adviser and The St. Joe Company, which is listed on the New York Stock Exchange (“NYSE”). Mr. Berkowitz has over 30 years of investment management experience.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE.